UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2016

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cross Street #10-00, PWC Building Singapore 048424	048424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On August 18, 2016, WAVE Life Sciences Ltd. (the “Company”) held its 2016 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 23,440,423 ordinary shares issued and outstanding and eligible to vote as of the meeting date of August 18, 2016, a quorum of 18,938,417 shares, or approximately 80.79% of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b) The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on July 15, 2016 (the “Proxy Statement”). The final voting results for each of the proposals voted upon at the Meeting are set forth below.

Proposal 1(a) – (g)—Shareholders re-elected each of the Company’s seven existing directors to the Board of Directors for a one-year term until the Company’s 2017 annual meeting of shareholders and his successor is duly elected and qualified, with the final votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
(a) Paul B. Bolno, M.D.	18,280,532	514,126	0	143,759
(b) Gregory L. Verdine, Ph.D.	16,273,517	2,521,141	0	143,759
(c) Peter Kolchinsky, Ph.D.	18,717,659	76,999	0	143,759
(d) Koji Miura	16,276,147	2,518,511	0	143,759
(e) Ken Takanashi	18,193,904	600,754	0	143,759
(f) Masaharu Tanaka	16,276,147	2,518,511	0	143,759
(g) Takeshi Wada, Ph.D.	18,288,332	506,326	0	143,759

Proposal 2—Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2016 and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2017 Annual General Meeting of Shareholders, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
18,938,067	350	0	0

Proposal 3—Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
18,787,749	3,309	3,600	143,759

Proposal 4—Shareholders approved the general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
18,776,893	17,765	0	143,759

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

Date: August 23, 2016	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D. President & Chief Executive Officer